Exhibit 10.1

FIRST AMENDMENT TO

LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN DOCUMENTS (“First Amendment”) is entered into this 14th day of May, 2012 (“Effective Date”), by and between TWIN CITIES POWER, LLC, a Minnesota Limited Liability Company (the “BORROWER”) and PATRICK C. SUNSERI (the “LENDER”).  The BORROWER and LENDER are jointly referred to as “PARTIES.”

RECITALS:

WHEREAS, the LENDER and BORROWER entered into a Loan Agreement, Secured Promissory Note and Security Agreement (the “Loan Documents”) as of July 16, 2009 (the “Effective Date”), copies of which are attached hereto and marked as Exhibits “A,” “B” and “C” and incorporated herein;

WHEREAS, two of the BORROWER’s then-members, Tim Krieger and MJ Tufte (the “Guarantors”), signed a personal guaranty as of the Effective Date, a copy of which is attached hereto and marked as Exhibit “D” (the “Personal Guaranty”); and

WHEREAS, LENDER has called for payment of  the Principal and any accrued interest as provided in the Loan Agreement and in the Secured Note;

WHEREAS, the BORROWER has requested that LENDER forbear from calling for such payment and instead enter into this First Amendment;

WHEREAS, the BORROWER has agreed to amend that certain May 1, 2006 Employment Agreement between the PARTIES as part of the consideration for LENDER to agree to this First Amendment;

WHEREAS, the Guarantors have consented to this First Amendment as evidenced by the Personal Guarantors’ Consent and Ratification, dated as of the Effective Date and attached hereto as Exhibit “E”.

NOW THEREFORE, in consideration of the premises described above, which consideration is acknowledged to be sufficient, and intending to be legally bound hereby, the

PARTIES agree to amend the Loan Documents pursuant to this First Amendment to Loan Documents as follows:

1.         Recitals.  The foregoing recitals are hereby incorporated herein by reference.

2.         Loan Agreement.  The Loan Agreement (Exhibit “A”) is hereby amended as follows:

(a)        Article 1 – Loan:

(i)         Strike the second sentence of Article 1 and insert in lieu thereof the following:

The Loan shall accrue interest at the lower of 15% per annum based on a 365-day year and compounded annually or at the highest rate permitted by law.

(ii)        Strike the last sentence of Article 1 and insert in lieu thereof the following:

BORROWER shall pay the amounts set forth on the Loan Payment Table attached hereto and incorporated herein as Schedule 2(a)(ii), by wire in immediately available funds, in accordance with BORROWER’s instructions, on the first day of each month, commencing on May 1, 2012, until the Loan and all interest accrued thereon is paid in full.

(b)        Article 2 – LENDER’s Costs and Fees

(i)         Add “and any amendment to any of the foregoing and any new guaranty or security agreement with respect to the foregoing” to the second to last line between the words “thereto,” and “together”.

(c)        Article 5 – Covenants of the BORROWER:

(i)         Add the following new Sections:

(h)        BORROWER shall notify LENDER of any Event of Default as set forth in Article 8, as amended.

(i)         BORROWER shall deliver to LENDER’s legal counsel, Reed Smith, LLP, ATTN: Dwight Howes (“LENDER’s Legal Counsel”) (1) in PDF or TIF format by email to dhowes@reedsmith.com on the same day any such communication is sent or received or (2) by overnight courier to Reed Smith, LLP,

225 Fifth Avenue, Pittsburgh, PA 15222, ATTN: Dwight Howes (Phone #(412) 288-5933) copies of all non-privileged, written communications (including emails): (i) from the Federal Energy Regulatory Commission (“FERC”) to Twin Cities Power Holdings, LLC or any of its direct or indirect subsidiaries (together, “TCPH”) or any of their respective legal counsel regarding any investigation by the FERC’s Enforcement Staff; (ii) to or from TCPH from or to any of their respective legal counsel regarding any investigation by the FERC’s Enforcement Staff; (iii) to or from any court with jurisdiction over any litigation to which TCPH and former employees Cho, Brown, and Vaccaro are party (the “Canadian Litigation”) from or to TCPH or any of their respective legal counsel; and (iv) to or from TCPH from or to any of their respective legal counsel regarding the Canadian Litigation.  If it is not practical to send such communication to LENDER’s Legal Counsel by email, BORROWER shall advise LENDER’s Legal Counsel by email, at the email address specified above, that such communication has been sent or received, together with a description of such communication.

(c)        Article 8 – Events of Default:

(i)         Strike the word “or” at the end of Section 8(i);

(ii)        Add the following new provisions after Section 8(j):

(k)        Total liquid assets (cash or cash equivalents) in BORROWER’s accounts, less the total debt of Twin Cities Power Holdings, LLC (“TCPH”) and its direct and indirect subsidiaries, is less than $1,000,000;

(l)         Total liquid assets (cash or cash equivalents) in TCPH’s and its direct and indirect subsidiaries’ accounts falls below $10,000,000;

(m)       Any judgment of more than $1,000,000 is entered against any direct or indirect subsidiary of TCPH that is not satisfied within a 30-day period;

(n)        TCPH or any of its direct or indirect subsidiaries receives a notice of probable violation or any notice to such effect from the Federal Energy Regulatory Commission (“FERC”);

(o)        TCPH or any of its direct or indirect subsidiaries makes any payment outside the ordinary course of business, including under any lease not currently in effect; or

(p)        Any payment by TCPH or any of its direct or indirect subsidiaries on any debt or other obligation of more than $250,000 is more than five days over due.

(d)        Section 11(i) – Notices:

(i)         add the following address to Notices to LENDER, 1 Landview Court, Robbinsville, NJ 08691;

(ii)        change the Phone Number for LENDER to 609-223-0791.

(e)        Section 11(d) – Dispute Resolution, add the following new sentence to the end of Section 11(d):

BORROWER acknowledges that LENDER could be irreparably harmed by any breach by BORROWER of any covenant of the Loan Agreement as amended, and that money damages may not constitute a sufficient remedy for any such breach, and therefore, notwithstanding the foregoing provision relating to arbitration, if BORROWER breaches any such covenant, then LENDER shall be entitled to seek specific performance, an injunction, and other equitable relief from any court of competent jurisdiction, without any necessity of posting any bond or other security in connection therewith and without any prejudice to any rights LENDER may have pursuant to the Loan Agreement as amended, at law, or otherwise.

(f)         Add the following new Article:

13.       Corporate Guarantee.  Pursuant to a separate agreement to be entered into as of the Effective Date, and as a condition precedent to the effectiveness of this First Amendment to Loan Documents, Twin Cities Power Holdings, LLC, a Minnesota Limited Liability Company, shall ratify this First Amendment and shall absolutely, unconditionally and irrevocably guarantee all obligations of BORROWER to LENDER pursuant to the Loan Documents as amended.

3.         Secured Promissory Note.  The Secured Promissory Note (Exhibit “B”) is hereby amended to provide for payment of principal and interest to be amortized over a twelve month period as set forth in Schedule 2(a)(ii).

4.         Security Agreement.  The PARTIES acknowledge and agree that the Security Agreement (Exhibit “C”) and any financing statement filed in connection therewith are intended to apply to the Secured Promissory Note as amended hereby.

5.         Ratification.  All terms and conditions of the Loan Documents, except as amended by this First Amendment, are hereby ratified by the PARTIES and shall remain in full force and effect.

In witness whereof, the PARTIES have executed or caused their duly authorized representative to execute this First Amendment to Loan Documents as of the Effective Date.

BORROWER:		LENDER:
Twin Cities Power, LLC

By:	/s/ Timothy S. Krieger	/s/ Patrick C. Sunseri
	Timothy S. Krieger	Patrick C. Sunseri
Its: President/CEO

EXHIBIT “A”

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FIRST AMENDMENT TO LOAN DOCUMENTS

Copy of July 16, 2009 Loan Agreement

EXHIBIT “B”

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FIRST AMENDMENT TO LOAN DOCUMENTS

Copy of July 16, 2009 Secured Note

EXHIBIT “C”

to

FIRST AMENDMENT TO LOAN DOCUMENTS

Copy of July 16, 2009 Security Agreement

EXHIBIT “D”

to

FIRST AMENDMENT TO LOAN DOCUMENTS

Copy of July 16, 2009 Personal Guaranty

EXHIBIT “E”

to

FIRST AMENDMENT TO LOAN DOCUMENTS

Copy of Personal Guarantors’ Consent and Ratification